UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2009

VIRNETX HOLDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 438-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on April 30, 2009, VirnetX Holding Corporation (the “Company”) received a letter from the NYSE Amex LLC (the “Exchange”) stating that, based on the Exchange’s review of publicly available information, the Company was considered to be below the Exchange’s continued listing standards due to the fact that it does not satisfy the stockholders’ equity requirements, as set forth in Sections 1003(a)(i) and 1003(a)(ii) of the NYSE Amex Company Guide, and given the Company’s current financial condition, which the Exchange cited in accordance with Section 1003(a)(iv). The Company was afforded the opportunity to submit a plan of compliance to the Exchange and, on June 1, 2009, submitted such a plan.

On July 16, 2009, the Exchange notified the Company that it had accepted the Company’s previously submitted plan of compliance and, pursuant to the plan, has granted the Company an extension to regain compliance with the Exchange’s continued listing standards. In addition to approving the plan, the Exchange determined that the Company is not currently subject to the stockholders’ equity requirements, given its compliance with certain alternative listing standards relating, among other things, to the Company’s current market capitalization. Nonetheless, the Exchange continues to believe that it would be necessary and appropriate for the Company to take certain actions to strengthen its financial condition. As a result, the Exchange has granted the company an extension until October 30, 2009 to regain compliance with the financial condition continued listing standard.

The Company will be subject to periodic reviews by the Exchange during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the Exchange.

On July 23, 2009 the Company issued a press release announcing that it had been notified by the Exchange that the Exchange accepted the Company’s previously submitted plan of compliance and, pursuant to such plan, and has granted the company an extension to regain compliance with the Exchange’s continued listing standards.

A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

Statements in this report that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein include, without limitation, statements relating to the Company’s ability to regain compliance with the Exchange’s continued listing standards. In addition to statements which explicitly describe risks and uncertainties, readers are urged to consider statements labeled with the terms “will,” “believes,” “belief,” “expects,” “intends,” “anticipates,” “will seek to,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject to all of the other risks and uncertainties that are described from time to time under the heading “Risk Factors” in the company’s reports filed with the Securities and Exchange Commission, most recently in the Company’s Annual Report on Form 10-K filed on March 31, 2009 and the Company’s Quarterly Report on Form 10-Q filed on May 11, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of VirnetX Holding Corporation dated July 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2009	VIRNETX HOLDING CORPORATION

By: /s/ Kendall Larsen
Name: Kendall Larsen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by VirnetX Holding Corporation on July 23, 2009

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